Exhibit 99.1

Legacy Reserves LP
Wachovia MLP Conference

Legacy Reserves
December 10, 2008

Forward-Looking Statements
Statements made by representatives of Legacy Reserves LP (the “Partnership”) during the course of this presentation that are not historical facts are forward-looking statements. These statements are based on certain assumptions made by the Partnership based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, availability of sufficient cash flow to pay distributions and execute our business plan, prices and demand for oil and natural gas, our ability to replace reserves and efficiently exploit our current reserves, our ability to make acquisitions on economically acceptable terms, and other important factors that could cause actual results to differ materially from those anticipated or implied in the forward-
looking statements. Please see the factors described in the Partnership’s Annual Report on Form
10-K and the Quarterly Report on Form 10-Q for the Quarter ended September 30, 2008 in Item 1A under “Risk Factors”. The Partnership undertakes no obligation to publicly update any forward-
looking statements, whether as a result of new information or future events.

Legacy Reserves: Investment Thesis
❑ 40% management and insider ownership and no Incentive Distribution Rights creates alignment of interests
❑ Management team members are industry and basin veterans: Petroleum Engineers, CPAs and
 MBAs with a proven record of execution
❑ Hedge position provides strong distribution support
❑ Stable distribution in turbulent environment
❑ Oil and gas commodity market fundamentals are compelling in the long term despite the recent dramatic selloff
❑ Production heavily weighted towards oil
❑ Over $100 million of current availability on credit facility
❑ Acquisition track record and deal pipeline support distributions - over $400 million of acquisitions since going public
❑ 100% tax shield in 2007

Name	Title	Years Experience in the Permian Basin	Years Experience in the Oil & Gas Industry
Cary D. Brown, CPA	Chairman & CEO	16	18
Steven H. Pruett	President & CFO	19	24
Kyle A. McGraw	EVP, Business Development & Land	26	26
Paul T. Horne	EVP, Operations	22	24
William M. Morris, CPA	VP, Controller & CAO	25	27
Senior Management averages over 20 years of experience
William D. Sullivan
Former EVP
Anadarko Petroleum
G. Larry Lawrence
Former Controller
Pure Resources
Kyle D. Vann
Former CEO
Entergy - Koch, LP
Independent Board Members
William R. Granberry
Former Pres & COO
Tom Brown, Inc.
Legacy Management Team

Pampa, TX
Field Office
LGCY
NASDAQ
LISTED
Midland, TX
Headquarters

LEGACY RESERVES

Legacy Base Asset Overview
❑ Diversified across over 3,300
 Producing Wells
❑ 77% Operated
❑ Over 8,400 Net Boepd
❑ 72% Oil and NGL
❑ 86% PDP

(1)  Source: http://www.utpb.edu
 Map Source: Midland Map Company.
Stable Platform
Permian Basin Attributes Fit the MLP Model
❑ Over 24 BBbls produced since
 1921
❑ Represents 20% of lower 48
 states and 68% of Texas oil
 production (1)
❑ Multiple producing formations
❑ Established infrastructure and
 ample take-away capacity
❑ Long-lived reserves
❑ Predictable, shallow decline
 rates
❑ Fragmented ownership

Closing Date	Seller	Region / Field	Closing Purchase Price ($MM)	Cash/Units	% PDP (% by Vol)	R / P (years)	% Oil/NGL (% of Rate)	Proved Reserves (Mboe)	Current Net Prod Rate (Boepd)	1st 12 Mo Cash Flow ($MM)	Net Dev. Capital ($MM)	F&D Cost ($/Boe)	Cost per Boepd ($/Boepd)	Cash Flow Multiple
16	2007 Total			$ 196.9		92%	14.6	74%	14,233	2,668	$ 35.62	$ 14.4	$ 14.85	$ 73,801	5.5
2008															
1	01/15/08	Carlow - 5 WIO's	Spraberry Trend	$ 4.50	cash	100%	16.5	73%	357	59	$ 0.94		$ 12.60	$ 75,686	4.8
2	01/15/08	Summit - 7 WIO's	Spraberry Trend	$ 0.20	cash	100%	13.4	81%	14	3	$ 0.04		$ 14.18	$ 69,200	5.0
3	01/15/08	CL&F (Summit)	Spraberry Trend	$ 7.64	cash	100%	13.7	78%	448	90	$ 1.80		$ 17.04	$ 85,309	4.2
4	01/18/08	BEVO et al	Texas Panhandle	$ 17.40	cash	100%	16.2	63%	1,090	184	$ 3.16		$ 15.96	$ 94,374	5.5
5	02/26/08	SG (Summit)	Spraberry Trend	$ 3.88	cash	100%	11.3	68%	224	54	$ 0.83		$ 17.34	$ 71,276	4.7
6	04/30/08	Crown III	Permian, KS & OK	$ 78.60	cash / units	80%	14.5	69%	4,012	757	$ 14.07	$ 7.60	$ 21.46	$ 103,699	5.6
8	05/07/08	Irish Petroleum	Texas Panhandle	$ 10.18	cash	100%	18.9	100%	635	92	$ 2.25		$ 16.03	$ 110,609	4.5
9	06/01/08	C. Ray (Crown WIO)	Scarborough	$ 0.95	cash	100%	10.2	61%	49	13	$ 0.29		$ 19.40	$ 72,402	3.3
10	06/18/08	OHM Operating	Texas Panhandle	$ 13.20	cash	100%	19.4	78%	950	134	$ 2.63		$ 13.89	$ 98,507	5.0
11	07/29/08	Forsan Oil	Howard Glasscock	$ 9.71	cash	100%	18.8	100%	549	80	$ 2.41		$ 17.68	$ 121,338	4.0
12	07/29/08	Thomas Production	Wyoming	$ 4.25	cash	100%	14.0	100%	251	49	$ 1.16		$ 16.95	$ 86,857	3.7
13	08/29/08	Gryphon Production	Texas Panhandle	$ 13.00	cash	43%	35.1	90%	1,558	122	$ 1.91	$ 5.25	$ 11.71	$ 106,557	6.8
14	10/03/08	Cano (Panwest)	Texas Panhandle	$ 41.33	cash	100%	18.6	71%	3,094	457	$ 7.05		$ 13.36	$ 90,435	5.9
15	10/06/08	Summit-Jenkins Unit	Jenkins	$ 9.44	cash	100%	16.9	94%	424	69	$ 1.98		$ 22.25	$ 137,209	4.8
	2008 YTD Total			$ 214.2		88%	17.3	77%	13,656	2,164	$ 40.51	$ 12.9	$ 16.62	$ 98,991	5.3
	2007-2008 YTD Total			$ 411.1		90%	15.8	76%	27,889	4,832	$ 76.14	$ 27.3	$ 15.72	$ 85,080	5.4

LEGACY RESERVES

Legacy 2007-2008 Acquisitions

Permian Basin
1,536,000 Boepd
Texas Panhandle
225,000 Boepd

Legacy needs to buy 0.1% of target assets annually to accomplish its goals.
Target Assets
$176 Billion
At $100,000 per Boe
Source: Lasser from May-June, 2008
Permian Basin and Texas Panhandle Production

Financial Summary

($ in millions) except for per unit data	Quarter Ending				
	9-30-07	12-31-07	3-31-08	6-30-08	9-30-08
Production (Boe/d)	5,196	6,453	6,817	7,363	7,587
Revenue with realized hedges	$29.8	$40.1	$42.0	$51.5	$45.9
Operating Income	$10.4	$18.1	$24.0	$34.8	$29.8
Adjusted EBITDA [(1)]	$18.9	$25.6	$27.2	$31.5	$23.4
Distributable Cash Flow [(1)]	$15.2	$16.7	$22.3	$25.3	$10.0
Distributable Cash Flow per Unit [(1)]	$0.56	$0.58	$0.71	$0.80	$0.32

LEGACY RESERVES

Financial and Operating Data - Latest Twelve Months
❑ Third quarter performance extends quarterly production growth
❑ 27% distribution increase since IPO in January 2007
❑ 1.2 times year to date coverage
(1) Please see pages 19-20 for non-GAAP measures.
Summary Financial Information

Net Production
65% CAGR
Boepd
8,000
7,000
6,000
5,000
4,000
3,000
2,000
3,655
4,540
5,188
6,282
6,817
7,358
7,587
Q1'07
Q2'07
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08

Production Per Unit
43% CAGR
Boe/Yr x 1000
100
80
60
40
20
0
52
64
73
79
84
86
89
Q1'07
Q2'07
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08

Adjusted EBITDA
65% CAGR
$ (In Millions)
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$11.1
$14.7
$18.9
$25.6
$27.2
$31.5
$23.4
Q1'07
Q2'07
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08

Quarterly Distribution
17% CAGR
$0.55
$0.50
$0.45
$0.40
$0.35
$0.30
$0.41
$0.42
$0.43
$0.45
$0.49
$0.52
$0.52
Q1'07
Q2'07
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08

LEGACY RESERVES

Note: CAGR = Compound Annual Growth Rate
Quarterly Production and Cash Flow Profile

Borrowing Capacity / Financing Strategy
❑ Borrowing base increased to $410 million in November, 2008
❑ Acquired $214 million of properties in 2008 and $196 million in 2007
❑ Available liquidity, even with expected lowering of bank commodity price forecasts in the Spring 2009 borrowing base redetermination
❑ Legacy’s long-term strategy is to fund acquisition program at approximately 50% debt and equity over time, keeping leverage at moderate levels for financial flexibility

Development Program Update
❑ 30% of capital budget directed toward higher return, recompletion, reactivation and restimulation projects
❑ $27 million expected investment in 2008 capital program
❑ 2008 Project summary:
 – 2 East Binger Unit infill wells
 – 10 Spraberry / Wolfcamp wells
 – 2 Lea Unit wells
 – 6 Fuhrman Mascho wells
 – 2 horizontal wells
 – 4 add pay / stimulation projects in Wolfcamp / Spraberry wells
 – Numerous workovers
❑ $25 million 2009 development capital budget

2,000
1,500
1,000
500
0
(MBbl)
$74.62
$84.61
$84.20
$89.86
$84.09
$82.00
327
1,564
1,470
1,224
939
240
Q42008
2009
2010
2011
2012
2013
Hedged Volume
Price ($/Bbl)

4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
(MMBtu)
$7.77
$7.78
$7.63
$8.01
$8.02
837
3,167
2,840
2,127
1,580
Q42008
2009
2010
2011
2012
Hedged Volume
Price ($/MMBtu)

(1) WTI oil swaps used to hedge NGL production, 2008 represents Q4 only.
(2) Reflects WAHA and ANR-OK swaps which approximate Legacy’s gas sales indices.
Oil (1)
Natural Gas (2)
Oil and Gas Price Hedging Summary

NGL's

80
60
40
20
0
(MBbls)
$53.53
$48.43
38
54
2008
2009
Hedged Volume
Price ($/Bbl)

BOE's

3,000
2,500
2,000
1,500
1,000
500
0
(MBoe)
$67.31
$75.20
$75.47
$80.80
$76.37
$82.00
500
2,134
1,922
1,558
1,183
240
Q42008
2009
2010
2011
2012
2013
Hedged Volume
Price ($/Boe)

LEGACY RESERVES

Mark-to-Market (MTM), unrealized gains and losses impact reported earnings, but not cash flow.
Note: LGCY Credit Agreement limits hedging to 85% of PDP forecasted volumes.
Commodity Price Hedging Summary

GP Interest
<0.1%
Public
Unitholders
41%
144A & PIPE
Unitholders
12%
Sellers of Assets to
Legacy
7%
Founding Investors,
Directors and
Management
40%
Ticker: LGCY
Exchange: NASDAQ
Unit Price (12/3/08): $8.28 per unit
Quarterly Distribution: $0.52 per unit
Yield: 25%
Market Capitalization: $257 million
Note: Estimated Ownership as of 12/01/08
Legacy Ownership

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
3.0%
9.9%
11.7%
12.6%
12.6%
13.0%
16.4%
19.0%
20.0%
23.1%
10-Year Treasury
Lg-Cap Pipeline MLPs
FTSE US REIT Index
Propane MLPs
Coal MLPs
Sm-Cap Pipeline MLPs
U.S. Trusts
Marine Transport MLPs
Gathering & Processing MLPs
E&P MLPs

Source: Wachovia/Bloomberg/FactSheet market data as of Novmeber 28, 2008.
Current Market Yields

Why Buy Legacy?
❑ Asset class is trading below Net Asset Value
❑ Yields are compelling; spreads to Treasuries are too wide
❑ Distribution is supported by long-lived reserves and commodity hedges

Adjusted EBITDA & Distributable Cash Flow Reconciliation
 This presentation, the financial tables and other supplemental information, including the reconciliations of certain non-generally accepted accounting principles ("non-GAAP") measures to their nearest comparable generally accepted accounting principles ("GAAP") measures, may be used periodically by management when discussing Legacy's financial results with investors and analysts and they are also available on Legacy's website under the Investor Relations tab. Adjusted EBITDA is defined in our revolving credit facility as net income (loss) plus interest expense; depletion, depreciation, amortization and accretion; impairment of long-lived assets; (gain) loss on sale of partnership investment; (gain) loss on sale of assets; equity in (income) loss of partnerships; non-cash compensation expense and unrealized (gain) loss on oil and natural gas swaps.  We define Distributable Cash Flows as Adjusted
 EBITDA less cash interest expense, cash settlement of unit options, and development capital expenditures. Adjusted EBITDA and Distributable Cash Flow is presented as management believes it provides additional information and metrics relative to the performance of Legacy's business, such as the cash distributions we expect to pay to our unitholders, as well as our ability to meet our debt covenant compliance tests. Management believes that these financial measures indicate to investors whether or not cash flow is being generated at a level that can sustain or support an increase in our quarterly distribution rates. Adjusted EBITDA and Distributable Cash Flow may not be comparable to a similarly titled measure of other publicly traded limited partnerships or limited liability companies because all companies may not calculate Adjusted EBITDA and Distributable Cash Flow in the same manner.

($ in thousands)	Quarter Ending				
	9-30-07	12-31-07	3-31-08	6-30-08	9-30-08
Net income (loss)	$ 2,164	$ (50,907)	$ (21,097)	$ (175,786)	$ 227,952
Plus:					
Interest expense	1,905	3,695	4,178	(1,212)	4,198
Income taxes		337	210	297	122
Depletion, depreciation, amortization and accretion	6,960	9,349	9,617	10,523	13,082
Impairment of long lived assets	950	1,974	104	4	339
Loss (gain) on disposal of assets	156	-	-	(4,942)	-
Non-cash compensation expense	(124)	129	138	1,338	(117)
Unrealized (gain) loss on oil and natural gas swaps	6,844	60,979	34,026	201,326	(222,138)
Adjusted EBITDA [1]	**$ 18,855**	**$ 25,556**	**$ 27,176**	**$ 31,548**	**$ 23,438**
Less:					
Cash interest expense	$ 1,296	$ 2,827	$ 1,993	$ 2,188	2,805
Cash settlement of unit options				$ 34	37
Development capital expenditures	$ 2,402	$ 5,989	$ 2,990	$ 4,388	10,563
Distributable Cash Flow [1]	**$15,157**	**$16,740**	**$22,193**	**$24,938**	**$10,033**

LEGACY RESERVES

(1) Adjusted EBITDA and Distributable Cash Flow are non-GAAP financial measures.
Reconciliation of Net Income to Adjusted EBITDA & Distributable Cash Flow
Adjusted EBITDA and DCF Reconciliation